SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                  July 29, 2003
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact name of registrant as specified in charter)


          Washington                0-26542              91-1141254
 (State or other jurisdiction   (Commission File       (I.R.S. Employer
       of incorporation)             Number)          Identification No.)



                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of principal executive offices, zip code)


                                 (425) 483-3232
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

(c)  Exhibits.

     The following exhibit is furnished pursuant to Item 12 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934:


     Exhibit
     No.         Exhibit
     -------     -------
     99.1        Press Release dated July 29, 2003


Item 12:  Results of Operations and Financial Condition

On July 29, 2003, the Registrant publicly disseminated a press release announcing certain financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as
Exhibit 99.1 to this Form 8-K pursuant to Item 12.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                REDHOOK ALE BREWERY, INCORPORATED



Dated:  July 29, 2003           By:  /s/ DAVID J. MICKELSON
                                    ----------------------------
                                    David J. Mickelson
                                    Executive Vice President,
                                    Chief Financial Officer and
                                    Chief Operating Officer

                            EXHIBIT INDEX

  Exhibit No.    Exhibit
  -----------    -------
    99.1         Press Release dated July 29, 2003